UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 17, 2017

GENESIS ENERGY, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-12295	76-0513049
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

919 Milam, Suite 2100, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 860-2500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

EXPLANATORY NOTE

As previously reported, on September 1, 2017, Genesis Energy, L.P. (“Genesis”) completed the closing of the transaction contemplated by the stock purchase agreement dated August 2, 2017 among Genesis, Tronox US Holdings, Tronox Alkali Corporation (“Alkali”) and, for the purposes set forth therein, Tronox Limited (“Tronox”). At the closing, Genesis purchased Tronox’s trona and trona-based exploring, mining, processing, producing, marketing and selling business through the acquisition of 100% of the equity interests in Alkali, a subsidiary of Tronox. The purpose of this Current Report on Form 8-K is to file the audited consolidated financial statements as of and for the year ended December 31, 2016 and unaudited consolidated financial statements as of and for the six months ended June 30, 2017 of Alkali to comply with the requirements of Rule 3-10(g) of Regulation S-X.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of Tronox Alkali Corporation as of December 31, 2016 and for the year ended December 31, 2016 and the notes thereto, together with the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, with respect thereto, are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated into this Item 9.01 by reference.

The unaudited condensed consolidated financial statements of Tronox Alkali Corporation as of June 30, 2017 and for the six months ended June 30, 2017 and June 30, 2016 and the notes thereto are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated into this Item 9.01 by reference.

(d) Exhibits

The following materials are filed as exhibits to this Current Report on Form 8-K.

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm.

99.1	Audited consolidated financial statements of Tronox Alkali Corporation as of December 31, 2016 and for the year ended December 31, 2016 and the notes thereto.

99.2	Unaudited condensed consolidated financial statements of Tronox Alkali Corporation as of June 30, 2017 and for the six months ended June 30, 2017 and June 30, 2016 and the notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS ENERGY, L.P. (a Delaware limited partnership)

	By:	GENESIS ENERGY, LLC, as its sole general partner

Date: November 17, 2017	By:	/s/ Robert V. Deere
Robert V. Deere
Chief Financial Officer